                                                                    EXHIBIT 10.8


                        LIBERTY BAY FINANCIAL CORPORATION
                      AFFILIATE UNDERTAKINGS AND AGREEMENTS


        A. The undersigned understands that he or she may be deemed to be an "affiliate" of Liberty Bay Financial Corporation ("Company") with respect to the matters set forth below, and further understands that:

            1. Pursuant to the Agreement and Plan of Mergers (the "Plan"), between Frontier Financial Corporation ("Frontier") and the Company, execution of this document is a condition to the merger transaction ("Merger") contemplated by the Plan.

            2. Pursuant to the Securities and Exchange Commission ("SEC") Rule 145 ("Rule 145") under the Securities Act of 1933, as amended ("Act"), the transferability of the Frontier Common Stock received by affiliates in connection with the Merger will be restricted.

        B. The undersigned hereby agrees and undertakes not to transfer, sell or otherwise dispose of any shares of Frontier Common Stock received in connection with the Merger, except (a) pursuant to an effective Registration Statement under the Act covering such Frontier Common Stock, or (b) as permitted by the provisions of Rule 145 under the Act, or (c) if the undersigned furnishes to Frontier an opinion of counsel, satisfactory to counsel for Frontier, to the effect that registration under the Act is not required for the proposed sale, transfer or other disposition, or (d) if the undersigned furnishes to Frontier a copy of a "no-action" or interpretive letter from the staff of the SEC to the effect that the proposed sale, transfer or other disposition of such Frontier Common Stock may be effected without registration under the Act. The restrictions set forth in this paragraph B shall terminate two years after the effective date of the Merger unless after such effective date, the undersigned is an affiliate of Frontier.

        C. The undersigned understands that Frontier will furnish to the undersigned upon his or her written request a written statement that Frontier has complied with the reporting requirements specified in paragraph (c)(1) of Rule 144 under the Act, and that Frontier will so comply as long as the undersigned holds the Frontier Common Stock received in connection with the Merger.

        D. The undersigned further understands and agrees that Frontier will issue stop-transfer instructions to its transfer agent respecting shares of Frontier Common Stock issued to the undersigned in connection with the Merger, and that the restrictive legend set forth below will be placed on certificates delivered to the undersigned evidencing such shares of Frontier Common Stock:

                "The shares evidenced by this certificate were received by an "affiliate" of a corporation in a transaction (the acquisition of Liberty Bay Financial Corporation that closed on _________, 2000) pursuant to Rule 145 of the Securities and Exchange Commission under the Securities Act of 1933, as amended. The transferability, sale or other disposition of these shares is thus restricted. Reference is made to a letter agreement and undertaking signed by such affiliate, a copy of which is on file in the principal office of Frontier Bancorp, Inc., for a description of the restrictions on the transfer of shares represented hereby."

        E. The term "Frontier Common Stock" as used in this letter shall mean and include not only the common stock of Frontier as presently constituted, but also any other stock which may be issued in exchange for, in lieu of, or in addition to, all or any party of such common stock.

        F. This Agreement may be signed in one or more facsimile counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.

        IN WITNESS WHEREOF, I have signed my name on this 14th day of March, 2000.



                                                 /S/
                                      -----------------------------------------







Accepted and Agreed To:

FRONTIER FINANCIAL CORPORATION


By:   /S/
   -------------------------------------
Its President & CEO
    ------------------------------------






                                       2